Exhibit 10.20(b)

First Amendment to
Fifth Amended and Restated Receivables Sale Agreement
This FIRST AMENDMENT (this “Amendment”) is entered into as of June 29, 2015 by and among:
(a) Rock-Tenn Company, a Georgia corporation (“Parent”),
(b) Rock-Tenn Company of Texas, a Georgia corporation, Rock-Tenn Converting Company, a Georgia corporation, Rock-Tenn Mill Company, LLC, a Georgia limited liability company, RockTenn – Southern Container, LLC, a Delaware limited liability company, PCPC, Inc., a California corporation, Waldorf Corporation, a Delaware corporation, RockTenn CP, LLC, a Delaware limited liability company, and RockTenn – Solvay, LLC, a Delaware limited liability company (each of the foregoing, an “Originator” and collectively, the “Originators”), and
(c) Rock-Tenn Financial, Inc., a Delaware corporation (“Buyer”), with respect to that certain Fifth Amended and Restated Receivables Sale Agreement, dated as of September 15, 2014, by and among Parent, the Originators and Buyer (the “Existing RSA” which, as amended hereby, is hereinafter referred to as the “RSA”).
Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing RSA.
W I T N E S S E T H:
WHEREAS, the parties hereto desire to amend certain provisions of the Existing RSA.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendments.
1.1    Exhibit I to the Existing RSA shall be hereby amended by deleting the period at the end of the definition of “Change of Control” replacing it with the following:

“; and provided further, however, that a Change of Control that would otherwise occur solely as a result of the transactions contemplated by that Amended and Restated Business Combination Agreement, dated as of March 9, 2015, between Rock-Tenn Company, MeadWestvaco Corporation, Rome-Milan Holdings, Inc., Rome Merger Sub, Inc., and Milan Merger Sub, LLC, shall be deemed not to occur.”

2.    Representations.

20564415.4

2.1.    Each of the Originators and Parent represents and warrants to Buyer that it has duly authorized, executed and delivered this Amendment and that the Amendment constitutes, a legal, valid and binding obligation of such party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).
2.2.    Each of the Originators and Parent further represents and warrants to Buyer that, as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 2.1 of the Existing RSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or Unmatured Termination Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon satisfaction of the following conditions precedent:
3.1    the Buyer and the Administrative Agent shall have received a counterpart hereof duly executed by each of the parties hereto; and
3.2    the Buyer shall have delivered to the Administrative Agent a written consent to this Amendment from the Agents under the Credit and Security Agreement as required by Section 7.1(g) thereof.
4.    Miscellaneous.
4.1.    Except as expressly amended hereby, the Existing RSA shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the RSA and each of the other Transaction Documents (as defined in the Credit and Security Agreement) to which it is a party.
4.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
4.3.    EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT IT HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT AND SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT

IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY TRANSFEROR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUCH TRANSFEROR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH TRANSFEROR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF NEW YORK.
4.4.    This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment
4.5    The Buyer agrees to pay to the Administrative Agent’s counsel the reasonable fees and disbursements incurred by such counsel in connection with this Amendment promptly following receipt of the related invoice.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ROCK-TENN COMPANY,
as Parent
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCK-TENN MILL COMPANY, LLC,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCKTENN - SOUTHERN CONTAINER, LLC,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCK-TENN COMPANY OF TEXAS,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCK-TENN CONVERTING COMPANY,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer

WALDORF CORPORATION,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
PCPC, INC.,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCKTENN CP, LLC,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer
ROCKTENN – SOLVAY, LLC,
as Originator
By:         /s/ John Stakel
Name:    John Stakel
Title:    Senior Vice President and Treasurer

ROCK-TENN FINANCIAL, INC.,
as Buyer
By:         /s/ Chadwick T. Payne
Name:    Chadwick T. Payne
Title:    Treasurer

Address:	504 Thrasher Street Norcross, GA 30071 Attn: John D. Stakel Telephone: (678) 291-7901 Facsimile: (770) 246-4642